EXHIBIT 99


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                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF COLORADO

In re:                              )
                                    )       Case No. 11-15521-MER
EPIC ENERGY RESOURCES, INC.         )
EIN: 94-3363969                     )             Chapter 11
                                    )
      Debtor.                       )
------------------------------------)
IN RE:                              )
                                    )       Case No. 11-15523-MER
EPIC INTEGRATED SERVICES, INC.      )
EIN: 84-1365735                     )             Chapter 11
                                    )
      Debtor.                       )    Jointly Administered Under
                                    )       Case No. 11-15521-MER

     NOTICE OF ORDER ESTABLISHING PROCEDURES AND BAR DATE FOR THE FILING OF PROOFS OF CLAIM AND/OR INTEREST PURSUANT TO BANKRUPTCY RULE 3003(c)(3) AND
        REQUESTS FOR ALLOWANCE OF ADMINISTRATIVE EXPENSE CLAIMS UNDER 11
                              U.S.C. ss. 503(B)(9)

TO  INDIVIDUALS  AND ENTITIES  WHO MAY BE  CREDITORS OR INTEREST  HOLDERS OF THE
DEBTORS:

     Please take notice that the Bankruptcy Court has entered an Order establishing procedures and a bar date of 5:00 P.M. PREVAILING MOUNTAIN TIME ON OR BEFORE JUNE 16, 2011 ("Bar Date") for filing proofs of claim and/or interest pursuant to Bankruptcy Rule 3003(c)(3) and Motions or Requests for Allowance of Administrative Expense Claims under Bankruptcy Code ss. 503(b)(9) against the Debtors as follows:

          (a) All proofs of claim and proofs of interest must be filed with the Clerk of the Bankruptcy Court by mail or in person, such that they are received no later than the Bar Date, at the following address:

                        Clerk of the United States Bankruptcy Court
                        United States Customs House
                        721 19th Street
                        Denver, CO  80202.

               CLAIMS AND INTERESTS ARE NOT DEEMED FILED UNTIL ACTUALLY RECEIVED BY THE CLERK.


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          (b)  Any  creditor  believing  it is  entitled  to  an  administrative expense claim under Bankruptcy Code ss. 503(b)(9) must file a Motion or Request for Allowance of Administrative Expense Claim, along with proper L.B.R. 9013 Notice, with the Clerk of the United States Bankruptcy Court for the District of Colorado,
               United  States  Customs  House,  721  19th  Street,   Denver,  CO
               80202-2508 by e-filing, in person or by mail, such that they are received no later than the Bar Date and served on counsel for the Debtors so as to be received by the Bar Date at the address set forth below. MOTIONS ARE NOT DEEMED FILED UNTIL ACTUALLY RECEIVED BY THE CLERK.

          (c) ANY CLAIMS, INTERESTS, MOTION OR REQUEST FOR ALLOWANCE OF ADMINISTRATIVE EXPENSE CLAIM UNDER BANKRUPTCY CODE ss. 503(b)(9) FILED OR NOT TIMELY SERVED AFTER THE BAR DATE SHALL BE FOREVER DISALLOWED. Any individual or entity that is required to file a proof of claim, proof of interest or Motion or Request for Allowance of Administrative Expense Claim under Bankruptcy Code ss. 503(b)(9) by the Bar Date and that fails to do so shall not be treated as a creditor or interest holder for the purposes of voting or distribution, may not receive any further notices of mailings in these Chapter 11 cases and any claim or interest of such individual or entity shall be forever barred.

          (d) IT SHALL NOT BE SUFFICIENT TO FILE A PROOF OF CLAIM ASSERTING AN ADMINISTRATIVE EXPENSE CLAIM UNDER BANKRUPTCY CODE ss. 503(b)(9) WITHOUT FILING AN APPROPRIATE MOTION OR REQUEST AND L.B.R. 9013 NOTICE BY THE BAR DATE.


          (e) Any creditor holding a claim or interest arising prior to date of Debtors' Chapter 11 bankruptcy filing of March 18, 2011 shall file a proof of claim and/or interest with Court if the claim or interest is: (i) not scheduled, (ii) scheduled as disputed, contingent, or unliquidated, or (iii) if such creditor or interest holder disagrees with the amount of the scheduled claim.

          (f) Following the Bar Date, a creditor or interest holder shall not be allowed to amend a claim or interest deemed filed on its behalf pursuant to Bankruptcy Code ss. 1111(a) by virtue of the listing of such claim or interest by Debtors in its respective bankruptcy schedules or filings. Nor shall a creditor be permitted to amend a Motion or Request for Allowance of
               Administrative Expense Claim after the Bar Date. Allowance of such amendments would undermine the rationale of setting a bar date.

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          (g)  In order to assist in the review and  reconciliation of proofs of claim, proofs of interest,  and Motions or Requests for Allowance
               of  Administrative   Expense  Claim  under  Bankruptcy  Code  ss.
               503(b)(9) the requesting party should include copies of any invoices, statements or other documents which evidence or support the amount and basis of the claim or interest.

          (h) CLAIMANTS OR INTEREST HOLDERS WHO HAVE ALREADY FILED THEIR PROOFS OF CLAIM OR INTEREST SHOULD NOT FILE A DUPLICATE CLAIM OR INTEREST. Claimants or interest holders who have filed a Proof of Claim or Interest MAY file an amended Proof of Claim or Interest by the Bar Date.

     ANY CLAIM, INTEREST OR MOTION OR REQUEST FOR ALLOWANCE OF ADMINISTRATIVE EXPENSE CLAIM NOT PROPERLY FILED WITH THE CLERK OF COURT BY THE BAR DATE WILL BE FOREVER BARRED FROM SHARING IN THE DEBTOR'S ESTATE OR BEING TREATED AS A CLAIM OR INTEREST HOLDER FOR PURPOSES OF VOTING OR DISTRIBUTION.


DATED: May 12, 2011                        Respectfully submitted,


                                           By: /s/ Lee M. Kutner
                                              --------------------------------
                                              Lee M. Kutner #10966
                                              Kathryn G. Foley #41543
                                              KUTNER MILLER BRINEN, P.C.
                                              303 East 17th Avenue, Suite 500
                                              Denver, CO 80203
                                              Telephone:  (303) 832-2400
                                              Telecopy: (303) 832-1510
                                              Attorneys for Debtor



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